UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2023
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NGM Biopharmaceuticals, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38853	26-1679911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Oyster Point Boulevard South San Francisco, CA 94080
(Address of principal executive offices including zip code)
(650) 243-5555
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	NGM	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05    Costs Associated with Exit or Disposal Activities.
On April 3, 2023, the Board of Directors (the “Board”) of NGM Biopharmaceuticals, Inc. (the “Company”) approved a restructuring of the Company's workforce, or the restructuring, pursuant to which the Company’s workforce will be reduced by 75 people, or approximately 33% of the Company’s existing headcount. The restructuring was communicated to employees on April 4, 2023. The Company estimates that it will incur approximately $5.0 million in restructuring charges in connection with the restructuring, consisting of (i) approximately $4.5 million in cash-based expenses related to employee severance and notice period payments, benefits and related costs, and (ii) approximately $0.5 million in non-cash stock-based compensation expense related to the vesting of share-based awards. The Company expects that the majority of the restructuring charges will be incurred in the second quarter of 2023 and that the execution of the restructuring, including cash payments, will be substantially complete by the end of the second quarter of 2023.
The estimates of the charges and cash expenditures that the Company expects to incur in connection with the restructuring, and the timing thereof, are subject to a number of assumptions and actual amounts may differ materially from estimates. In addition, the Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the restructuring.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 3, 2023, Jin-Long Chen, Ph.D. resigned as Chief Scientific Officer of the Company, and as a member of the Board, in each case effective as of April 4, 2023. The Board has accepted Dr. Chen’s resignation and is grateful for his many contributions to the Company that he founded in 2008.
Item 7.01    Regulation FD Disclosure.
Cash Sufficiency Forecast
On April 4, 2023, the Company announced that, in connection with the implementation of the restructuring, the Company believes that its existing cash, cash equivalents and short-term marketable securities will be sufficient to fund its operations into the second quarter of 2025. The Company has based this estimate on plans and assumptions that may prove to be insufficient or inaccurate (for example, with respect to anticipated costs, timing or success of certain activities), and the Company could utilize its available financial resources sooner than it currently expects. In addition, the foregoing forecast of the period of time through which the Company’s financial resources will be adequate to support its operations is a forward-looking statement that involves risks and uncertainties, and actual results could differ materially as a result of a number of factors, including the factors referenced under “Forward-Looking Statements” below.
Email from Chief Executive Officer
On April 4, 2023, David J. Woodhouse, Ph.D., Chief Executive Officer of the Company, sent an email regarding the restructuring and related workforce reduction to the Company’s employees. The text of the email is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information furnished in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Forward-Looking Statements
Statements contained in this Current Report on Form 8-K, including in Exhibit 99.1 hereto, regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “estimates,” “expects,” “focused,” “continuing to,” “seeking,” “will” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These statements include those related to: the costs, timing and financial impact of the restructuring; the Company remaining an integrated research and development organization following the restructuring, focused on investing in its discovery engine to produce the next generation of new program candidates and developing it solid-tumor oncology portfolio to clinical proof-of-concept; the sufficiency of the Company cash resources to fund its operations: the Company extending its cash runway and the timing thereof, including for long enough to put the Company in a position to generate meaningful clinical data from its solid tumor oncology product candidates while continuing to invest in its discovery efforts and to otherwise arrive at a more sustainable cash burn rate; the Company’s strategy, including with respect to business development transactions; and

other statements that are not historical fact. Because such statements deal with future events and are based on the Company’s current expectations, they are subject to various risks and uncertainties, and actual results, performance or achievements of the Company could differ materially from those described in or implied by the statements in this Current Report on Form 8-K. These forward-looking statements are subject to risks and uncertainties, including, without limitation, risks and uncertainties associated with: impediments to the Company’s ability to execute the restructuring as currently contemplated; the actual charges associated with the restructuring being higher than anticipated or changes to the assumptions on which the estimated charges associated with the restructuring are based; the Company’s ability to achieve projected cost savings in connection with the restructuring; unintended consequences from the restructuring that impact the Company’s business; the costly and time-consuming pharmaceutical product development process and the uncertainty of clinical success; risks related to failure or delays in successfully initiating, enrolling, reporting data from or completing clinical studies; the Company’s ability to identify and engage third-party partners for potential future collaboration, out licensing, partnering or other business development arrangements, if any, and its ability to attract such partners; the time-consuming and uncertain regulatory approval process; the sufficiency of the Company’s cash resources and anticipated cash runway, including the risk that the Company could utilize its available capital resources sooner than it currently expects, and the Company’s need for additional capital; macroeconomic conditions (such as the impacts of the ongoing COVID-19 pandemic and the conflict between Russia and Ukraine, global economic slowdown, increased inflation and rising interest rates); and other risks and uncertainties affecting the Company and its development programs, including those discussed in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the United States Securities and Exchange Commission (the “SEC”) on February 28, 2023 and subsequent filings and reports that the Company makes from time to time with the SEC. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

99.1	Email to Employees from David J. Woodhouse, Ph.D., dated April 4, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGM Biopharmaceuticals, Inc.
Dated: April 4, 2023	By:	/s/ David Woodhouse
David J. Woodhouse, Ph.D.
Chief Executive Officer